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                                                                      EXHIBIT 23


      CONSENT OF WIPFLI LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-62241) pertaining to the Badger Meter Employee Savings and Stock Ownership Plan (the Plan) of our report dated April 22, 2005, with respect to the financial statements and schedules of the Plan included in this Annual Report (Form 11-K) for the years ended December 31, 2004 and 2003.


                                                          /s/ Wipfli LLP


Milwaukee, Wisconsin
June 17, 2005


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